Exhibit 99.1

AEREX INDUSTRIES, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2015

AEREX INDUSTRIES, INC.

TABLE OF CONTENTS

Year Ended December 31, 2015

Page

INDEPENDENT AUDITORS' REPORT	1-2

FINANCIAL STATEMENTS

Balance sheet	3-4

Statement of income	5

Statement of retained earnings	6

Statement of cash flow	7-8

Notes to the financial statements	9-15

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Aerex Industries, Inc.

Fort Pierce, Florida

Report on the Financial Statements

We have audited the accompanying balance sheet of Aerex Industries, Inc., as of December 31, 2015, and the related statements of income, retained earnings, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aerex Industries, Inc. as of December 31, 2015, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Fort Lauderdale, Florida

April 28, 2016

AEREX INDUSTRIES, INC.

BALANCE SHEET

December 31, 2015

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,453,979
Contracts receivable, net	812,558
Costs and estimated earnings in excess of billings on uncompleted contracts	729,070
Inventories	70,487
Other current assets	55,383

TOTAL CURRENT ASSETS	6,121,477

PROPERTY AND EQUIPMENT
Land	140,000
Buildings and improvements	1,488,302
Machinery and tools	2,815,836
Vehicles	64,664
Furniture and fixtures	274,036

4,782,838
Less accumulated depreciation	2,989,933

NET PROPERTY AND EQUIPMENT	1,792,905

OTHER ASSETS	39,229

TOTAL ASSETS	$7,953,611

The accompanying notes are an integral part of these financial statements.

AEREX INDUSTRIES, INC.

BALANCE SHEET

December 31, 2015

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable	$55,158
Accrued payroll and related taxes	108,394
Current portion of long-term debt	123,224
Billings in excess of costs and estimated earnings on uncompleted contracts	1,309
Other accrued liabilities	7,075

TOTAL CURRENT LIABILITIES	295,160

LONG-TERM DEBT	1,757,263

TOTAL LIABILITIES	2,052,423

STOCKHOLDER'S EQUITY
Common stock, no par value; 10,000 shares authorized; 5,000 shares issued and outstanding	5,000
Retained earnings	5,896,188

TOTAL STOCKHOLDER'S EQUITY	5,901,188

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$7,953,611

The accompanying notes are an integral part of these financial statements.

AEREX INDUSTRIES, INC.

STATEMENT OF INCOME

Year Ended December 31, 2015

CONTRACT REVENUE EARNED	$19,104,928

COST OF REVENUE EARNED	13,997,881

GROSS PROFIT	5,107,047

GENERAL AND ADMINISTRATIVE EXPENSES	1,092,838

INCOME FROM OPERATIONS	4,014,209

OTHER INCOME (EXPENSE)
Interest income	7,453
Interest expense	(81,183)
Miscellaneous income	761,879

TOTAL OTHER INCOME (EXPENSE)	688,149

NET INCOME	$4,702,358

The accompanying notes are an integral part of these financial statements.

AEREX INDUSTRIES, INC.

STATEMENT OF RETAINED EARNINGS

Year Ended December 31, 2015

RETAINED EARNINGS - BEGINNING	$1,988,830

NET INCOME	4,702,358

STOCKHOLDER DISTRIBUTIONS	(795,000)

RETAINED EARNINGS - ENDING	$5,896,188

The accompanying notes are an integral part of these financial statements.

AEREX INDUSTRIES, INC.

STATEMENT OF CASH FLOWS

Year Ended December 31, 2015

OPERATING ACTIVITIES
Net income	$4,702,358
Adjustments to reconcile net income to net cash provided by operating activities:
Bad debt expense	16
Depreciation and amortization	163,042
Change in assets and liabilities:
(Increase) decrease in:
Contracts receivable	574,614
Costs and estimated earnings in excess of billings on uncompleted contracts	(293,818)
Inventories	(10,076)
Other current assets	130,901
Increase (decrease) in:
Accounts payable	(331,649)
Accrued payroll and related taxes	(152,187)
Billings in excess of costs and estimated earnings on uncompleted contracts	(12,193)
Other accrued liabilities	(42,146)

NET CASH PROVIDED BY OPERATING ACTIVITIES	4,728,862

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(176,150)

NET CASH USED IN INVESTING ACTIVITIES	(176,150)

The accompanying notes are an integral part of these financial statements.

AEREX INDUSTRIES, INC.

STATEMENT OF CASH FLOWS (CONTINUED)

Year Ended December 31, 2015

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on long-term debt	(116,948)
Stockholder distributions	(1,045,000)

NET CASH USED IN FINANCING ACTIVITIES	(1,161,948)

NET CHANGE IN CASH AND CASH EQUIVALENTS	3,390,764

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	1,063,215

CASH AND CASH EQUIVALENTS - END OF YEAR	$4,453,979

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:

Interest	$81,822

The accompanying notes are an integral part of these financial statements.

AEREX INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

Year Ended December 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Description

Aerex Industries, Inc. (“Aerex”), headquartered in Fort Pierce, Florida, is a manufacturer and installer of complete water treatment systems. Its markets include the United States of America, Bermuda and the Caribbean Islands, South America, China, Japan, the Middle East, and other parts of the world.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. The estimates and assumptions used in the accompanying financial statements are based upon management’s evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results could differ from these estimates.

Cash and Cash Equivalents

Aerex considers all highly-liquid debt instruments purchased with a maturity of six months or less to be cash equivalents. Aerex maintains cash and cash equivalents which may periodically exceed federally insured amounts. Aerex has not experienced any losses in such accounts. Management believes Aerex is not exposed to any significant credit risk related to cash and cash equivalents.

Revenue Recognition

For financial statement purposes, revenue from construction contracts is reported using the percentage-of-completion method. Accordingly, income is recognized in the ratio that costs incurred to date bear to estimated total costs. Contract costs include direct material, labor, subcontract and indirect costs related to contract performances. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on incomplete contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, estimated profitability and final contract settlements may result in revisions to costs and income. These changes are recognized in the period in which they are determined. Claims for additional contract revenue are recognized when realization is probable and the amount can be reasonably estimated.

Contracts receivable include billings on completed and partially completed contracts. The current asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents recognized revenue in excess of amounts billed. The current liability, “Billings in excess of costs

AEREX INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

Year Ended December 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition (Continued)

and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Contracts Receivable and Allowance for Doubtful Accounts

Aerex’s contracts receivable are based on contracted prices. Credit is extended to all qualified customers under various payment terms. Aerex provides for estimated losses on uncollectible contracts receivable based upon historical data and management's evaluation of the contracts receivable balances. No such allowance was deemed to be necessary as of December 31, 2015.

Inventories

Inventory, consisting of various construction supplies and materials, is stated at the lower of cost or market with cost being determined by using the first-in, first out (FIFO) method.

Property and Equipment

Property and equipment are carried at cost. Depreciation is calculated using the straight-line method for financial reporting purposes over the estimated useful lives of the assets ranging from 3 to 40 years. The carrying amount of long-lived assets is evaluated periodically to determine if adjustment to the useful life or to the undepreciated balance is warranted. Depreciation expense for the year ended December 31, 2015 was $160,641.

The cost of assets sold or otherwise disposed of and the related accumulated depreciation thereon are removed from the accounts and the resulting gain or loss is reflected in net income. Expenditures for major renewals and improvements that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Long-lived assets held and used by Aerex are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In the event that facts and circumstances indicate that the cost of any long-lived assets may be impaired, an evaluation of recoverability would be performed.

AEREX INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

Year Ended December 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Loan Origination Fees

Loan origination fees associated with Aerex’s long-term debt are recorded at a cost of $36,007 at December 31, 2015. The fees related to the January 2013 term debt refinance are currently being amortized over a period of 15 years using the straight-line method. Amortization expense was $2,401 for the year ended December 31, 2015. The annual amortization expense related to these fees over the remaining life of the term loan is $2,401.

Concentrations

As of December 31, 2015 one customer accounted for 41% of trade receivables. This customer also accounted for 76% contract revenues for the year ended December 31, 2015. For the year ended December 31, 2015, one vendor accounted for 73% of material purchases. No amounts were payable to this vendor as of December 31, 2015.

Income Taxes

Aerex has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, Aerex does not pay federal and state corporate income taxes on its taxable income. Instead, the earnings and losses are includable in the personal income tax returns of the stockholder and taxed at individual marginal tax rates. Accordingly, no provision or liability for federal and state income taxes has been included in these financial statements.

ASC 740 requires companies to evaluate and account, if necessary, for "uncertain positions" taken on open income tax returns and positions expected to be taken in a soon to be filed tax return. In accordance with this guidance, interest costs and related penalties would be calculated, if applicable, related to unrecognized tax benefits. As of December 31, 2015, no liability for unrecognized tax benefits was required to be recorded. The standard discusses the recognition threshold, methodology for financial statement recognition and guidance on de-recognition, classification, interest and penalties and disclosure. Aerex’s income tax filings are subject to audit by various taxing authorities, which generally extend three years from the date of filing the income tax return. If applicable, any interest recorded would be included in interest expense and any penalties recorded would be included in income tax expense.

AEREX INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

Year Ended December 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Subsequent Events

Subsequent events have been evaluated through April 28, 2016, which is the date the financial statements were available to be issued.

Fair Value

The fair value of financial instruments, including cash and cash equivalents, contracts receivable, accounts payable, and accrued expenses approximates the carrying values, principally because of the short maturity of those items. The fair value of long-term debt approximates the carrying value, principally because of the maturity dates of the long-term debt and the current terms applicable to each item. There were no changes in the methods or assumptions used in the valuation techniques by Aerex during the year ended December 31, 2015.

NOTE 2 - CONTRACTS RECEIVABLE

Contracts receivable consist of the following at December 31, 2015:

Completed contracts	$437,346
Contracts in progress	375,212

$812,558

AEREX INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

Year Ended December 31, 2015

NOTE 3 - REVENUES RECOGNIZED AND AMOUNTS BILLED ON CONTRACTS IN PROGRESS

Information relative to revenues recognized and amounts billed on contracts in progress at December 31, 2015 are summarized as follows:

Revenues recognized	$5,451,108
Amounts billed	4,723,347

Net underbillings	$727,761

The above is reflected in the accompanying balance sheets as follows:

Costs and estimated earnings in excess of billings on uncompleted contracts - underbillings	$729,070
Billings in excess of costs and estimated earnings on uncompleted contracts - overbillings	(1,309)

Net underbillings	$727,761

NOTE 4 - LONG-TERM DEBT

Long-term debt consists of the following at December 31, 2015:

CenterState Bank - mortgage note due January 2028 with principal and interest payments due monthly in the amount of $16,564; interest on the note being 4.15% from January 2013 through July 2020, at which time the loan's interest rate will be equal to 3% plus an index established by the Federal Home Loan Bank of Atlanta through the loan's maturity; collateralized by substantially all of the assets of the Company and the personal guarantee of the stockholder.	$1,880,487
Less current portion	123,224

Long-term debt	$1,757,263

AEREX INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

Year Ended December 31, 2015

NOTE 4 - LONG-TERM DEBT (CONTINUED)

Maturities of long-term debt are as follows:

Amount
Year Ending December 31,
2016	$123,224
2017	128,437
2018	133,869
2019	139,532
2020	145,434
Thereafter	1,209,991

Total	$1,880,487

The entire balance in the mortgage note denoted above was paid in full in early February of 2016.

NOTE 5 - PROFIT SHARING PLAN

Aerex has in effect a qualified 401(k) employee savings and profit-sharing plan for the benefit of all employees meeting certain requirements as to age and length of service. Employees can defer taxes on compensation contributed to the plan. Aerex matches, within prescribed limits, the contributions of the employees. Aerex also has the option to make an additional profit-sharing contribution to the plan. Employer contributions to the plan for the year ended December 31, 2015 was comprised of company matching contributions totaling $26,531.

NOTE 6 - LINE OF CREDIT

Aerex has a line of credit agreement with CenterState Bank which provides for maximum borrowings of $1,000,000. The line is secured by substantially all of Aerex’s assets and the personal guarantee of the stockholder. The outstanding principal balance of each advance bears interest at a rate equal to the bank's prime rate with a floor of 4%. The bank's prime rate of interest at December 31, 2015 was 3.50%. There were no outstanding borrowings as of December 31, 2015.

This line of credit was cancelled in early February of 2016.

AEREX INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

Year Ended December 31, 2015

NOTE 7 - LEASE OBLIGATION

Aerex is a party to an operating lease agreement for the rental of office space. The lease commenced on July 1, 2011 and terminates on June 30, 2016, with an option to renew for a period of twenty-four months. Upon the mutual consent of the lessor or lessee, this lease may be terminated by either party with sixty days written notice.

Aerex has been given the right to use the lease facility "rent free" for the period from July 1, 2011 through June 30, 2013, with an option to make advance payments on the future rent amounts that will become due during the period of July 1, 2013 and ending on June 30, 2016. Rent expense is recognized by Aerex on a straight-line basis over the five year term of the lease plus the applicable sales tax, irrespective of the "rent free" provision that applies to the first two years of the agreement. Rent expense recognized was $65,178 for the year ended December 31, 2015.

The twenty-four month extension for this office space referenced above was signed in March of 2016, effectively extending this lease through June of 2018.

NOTE 8 - MISCELLANEOUS INCOME

Miscellaneous income, recognized in the statement of income in the amount of $761,879 for the year ended December 31, 2015 consists primarily of the sale of stainless steel scrap metal.

NOTE 9 - SUBSEQUENT EVENTS

Stockholder distributions subsequent to December 31, 2015 were approximately $2,903,000.

The balance of the mortgage note disclosed in Note 4 was paid in full in early February 2016. In addition, the line of credit in Note 6 was cancelled in early February 2016.

Effective February 11, 2016, Consolidated Water U.S. Holdings, Inc., a wholly-owned subsidiary of Consolidated Water Co. Ltd. (“Consolidated Water”), acquired 51% of the ownership of Aerex from the stockholder. This acquisition effectively terminated Aerex's Subchapter S status as an entity for income tax purposes.

Effective as of the date of the acquisition, Aerex’s prior sole stockholder entered into an employment agreement with Aerex for a term of three years. Aerex also entered into a services and marketing agreement with an affiliate of Consolidated Water. Immediately following the acquisition, Aerex’s prior sole stockholder and Consolidated Water loaned $490,000 and $510,000, respectively, to Aerex. These loans have a maturity date of August 10, 2016.

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